Exhibit 99.1

NEWS RELEASE

COMSTOCK ANNOUNCES APPOINTMENT OF CHIEF FINANCIAL OFFICER

VIRGINIA CITY, NEVADA, May 15, 2025 – Comstock Inc. (the “Company”) today announced that the Board of Directors has approved the appointment of Mr. Judd B. Merrill, as Chief Financial Officer of the Company and President of the Company’s wholly-owned mining subsidiary, Comstock Mining LLC, that, together with the Company’s other affiliated mining activities, controls all of the Company’s mineral exploration and mining assets. Mr. Merrill will assume his new role starting May 19, 2025.

Mr. Merrill brings extensive public company mining and clean mineral technology industry experience to Comstock. Mr. Merrill, age 54, most recently served as Chief Financial Officer of Aqua Metals, Inc., (NASDAQ: AQMS), a Nevada-based metal recycling company, from November 2018 to May 2025. Prior to joining Aqua Metals, Mr. Merrill was the Chief Financial Officer and the Director of Finance & Accounting at Klondex Mines Ltd., a North American based, publicly traded gold and silver mining company, listed on both the Toronto and New York Stock Exchanges. Mr. Merrill previously held financial management positions at Fronteer Gold Inc. and Newmont Mining Corporation and started his career as an auditor, working for the independent accounting firm of Deloitte and Touche LLP.

Mr. Corrado De Gasperis, Executive Chairman and CEO, said, “We are thrilled to welcome Judd back to the Comstock. Judd is the ultimate systems-based, team-oriented professional, whose extensive Nevada-based mining, both explorational and transactional, with innovative clean technology, metal recycling and public company financial experience makes him an ideal member of our executive team. His inclusion is especially significant as we capitalize, accelerate and expand our metal recycling business and prepare our teams to separate our renewable fuels business into a stand-alone, independent company.”

Mr. Merrill was previously employed by the Company (then known as, Comstock Mining Inc.) for over six years, in positions of increasing responsibility, including Chief Financial Officer and Corporate Secretary and subsequently, as a director of our board.

Mr. Merrill holds a Bachelor of Science in Accounting from Central Washington University and he received an M.B.A. from the University of Nevada, Reno and is a licensed Certified Public Accountant (“CPA”).

Mr. Walter “Del” Marting, Chairman of the Audit Committee, commented, “Judd adds strong capacity and competency to every salient aspect of our financial organization, including liquidity and capital resource management, public company financial accounting and reporting, internal financial controls and regulatory compliance and his experience in metal-based business development makes a strong addition to the business teams.”

About Comstock Inc.

Comstock Inc. (NYSE: LODE) innovates and commercializes technologies that are deployable across entire industries to contribute to energy abundance by efficiently extracting and converting under-utilized natural resources, such as waste and other forms of woody biomass into renewable fuels, and end-of-life electronics into recovered electrification metals. To learn more, please visit www.comstock.inc.

Comstock Social Media Policy

Comstock Inc. has used, and intends to continue using, its investor relations link and main website at www.comstock.inc in addition to its X.com, LinkedIn and YouTube accounts, as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Contacts

For investor inquiries:

William McCarthy, Chief Operating Officer

Tel (775) 413-6222

ir@comstockinc.com

For media inquiries:

Tracy Saville, Director of Marketing

Tel (775) 847-7573

media@comstockinc.com

Forward-Looking Statements

This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; divestitures, spin-offs or similar distribution transactions, future changes in our research, development and exploration activities; future financial, natural, and social gains; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land and asset sales; investments, acquisitions, divestitures, spin-offs or similar distribution transactions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital, needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments, and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious and other metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; challenges to, or potential inability to, achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology and efficacy, quantum computing and generative artificial intelligence supported advanced materials development, development of cellulosic technology in bio-fuels and related material production; commercialization of cellulosic technology in bio-fuels and generative artificial intelligence development services; ability to successfully identify, finance, complete and integrate acquisitions, spin-offs or similar distribution transactions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer.